EOSTRE

To Become the Asia's Largest Digital Wellness App

eT-RT™


E-BOOSTER

SUBTLE
ENERGY

TOGA

EOSTRE

FORWARD-LOOKING STATEMENT

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

TOGA

EOSTRE

愿景 Vision

成为亚洲首选保健应用程序

To Become The 1st Choice For Wellness App In Asia

使命 Mission

让所有阶层的老百姓都能拥有健康

Provide People With Healthier Lifestyle


10:42
E·BOOSTER

EOSTRE


SUBTLE ENERGY
ELITE SHUNGITE

E·BOOSTER

质量上

QUALITATIVE

数量上

QUANTITATIVE

TOGA年良大会

质量上 Qualitative

EOSTRE

强大与知名的科学委员会背书

Endorsed By A Strong & Well-Known Scientific Committee



康斯坦丁 · 科罗特哥教授
Prof. Konstantin Korotkov



贝弗利 · 鲁比克教授
Dr. Beverly Rubik



Eric Thompson

质量上 Qualitative

EOSTRE

Google


Professor Konstantin Korotkov
www.researchgate.net › profile › Konstantin_Korotkov3
Konstantin KOROTKOV | Professor (Full) | PhD - ResearchGate
Konstantin G Korotkov. St Petersburg Universities. 17.98.
Videos
Iclif : The Leaders Room | Dr. Konstantin Korotkov
YouTube · ICLIF
Iclif : LESA 2013 | Dr. Konstantin Korotkov (Short Clip)
YouTube · ICLIF
Dec 22, 2013
Statement von Prof. Dr. Konstantin Korotkov zu i-like
YouTube · GDV International Dornbirner
Mar 17, 2020
View all
medium.com › @ › professor-konstantin-...



康斯坦丁·科罗特哥教授
Prof. Konstantin Korotkov

TOGA年良大会

质量上 Qualitative

EOSTRE

Google


Doctor Beverly Rubik
All
Images
Maps
Videos
News
More
Settings
Tools
www.brubik.com
Dr. Beverly Rubik
Beverly Rubik, biofield, frontier science, energy medicine, subtle energy.
www.energymedicineuniversity.org › faculty › rubik
Beverly Rubik, PhD - Energy Medicine University
Professor Beverly Rubik earned her PhD in biophysics in 1979 at the University ... groups, including the Program in Integrative Medicine under Dr. Andrew Weil.



贝弗利·鲁比克教授

Dr. Beverly Rubik

质量上 Qualitative

拥有最多医学报告以及临床报告

Have the Most Medical Reports and Clinical Reports


REPORT
Analysis of waveforms Generated by Toga Resonance Technology (T-RT)


ECSTRE
TOGA年度大会

质量上 Qualitative

EOSTRE



质量上 Qualitative

EOSTRE

透过科学仪器测量

Measurable via Scientific Instruments





生物井
BIO-WELL



迷你生物井
MINI BIO-WELL



显微镜
MICROSCOPE

质量上 Qualitative

EOSTRE

科学报告证明
Scientific Report Proven from Scientific Instruments

之前
Before



之后
After



TOGA


Subtle Energy
Quantum Resonance Technology for the Digital Age.

与Subtle Energy强强联手
Joined Forces with Subtle Energy

独有全亚洲的版权
Exclusive Asia Distribution Rights



超过12年的市场定位
More than 12 Years Market Positioning Study

EOSTRE

短期目标 一 2021年打造E Booster 成为每个人生活的必需品
Short Term Goal – E Booster Become Essential APP for Everyone

500,000



SUBTLE ENERGY

用户量USERS

提高E Booster公信力
Improve E Booster's Credibility

TOGA年度大会

EOSTRE

为什么2021年一定会是Eostre的年

Why 2021 Will be Eostre's Year

强大背景
Strong Background

- 办公大楼 Office Building
- Eostre旗舰店 Eostre Flagship Store
- VIP招待楼层 VIP Lounge
- 公司业务拓展 Company Business Development
- 合理，合法 Reasonable and Legal

卓越的管理层
Excellent Management

- 经验丰富 Experienced
- 经过磨合 Adaptive
- 专业 Professional
- 可信任 Credible

EOSTRE

为什么2021年一定会是Eostre的年

Why 2021 Will be Eostre's Year

迎合市场需求的工具
Tools that Cater to Market Demands

- 大型活动 Grand Events
- 人生赢家访谈 WOL Interview
- 专家产品解说 Professional Products Explanation
- Eostre官方网站 Eostre Official Website
- 入驻中国抖音，小红书，快手
  Settle in TikTok, Red, and KuaiShou

明确的市场策略
独一无二的产品
Clear Marketing Strategy
Unique Products

- 增加产品功能（线上
  Increase Online Product Features
- 增加产品种类（线下
  Increase Physical Products
- 国际标准化 International Standardization
- 医学，临床报告 Medical & Clinical Reports

TOGA年度大会

EOSTRE

为什么2021年一定会是Eostre的年

Why 2021 Will be Eostre's Year

E·BOOSTER

王牌产品E康宝
Ace Product E Booster

- 质量上 Quantitative
- 数量上 Qualitative
- 蓝海市场 Blue Ocean Market
- 公信力 Credibility
- 为母公司带来更高价值
  Increase Value for Parent Company

2021马来西亚开国后
2021 After Malaysia's Travel Ban Lifted

- 万人Eostre启动大会 Eostre Official Launching
- 感受Yippi的存在 Feel the Presence of Yippi
- 6层楼办公室 6 Floors Office
- Redbox红箱子KTV Redbox KTV
- 全马最豪华海上别墅 Malaysia's Most Luxury Sea Villa
- 嘉年华 Carnival
- 最奢华的舞台 Grand Stage

TOGA年度大会